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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 31, 1997


                                   HUBCO, INC.
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)

              1-10699                               22-2405746
     ------------------------          ---------------------------------
     (Commission File Number)          (IRS Employer Identification No.)

                            1000 MacArthur Boulevard
                            Mahwah, New Jersey 07430
                    (Address of principal executive offices)

                                 (201) 236-2630
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On January 31, 1997, HUBCO, Inc. ("HUBCO") placed $50,000,000 in aggregate liquidation amount of 8.98% Capital Securities due February 1, 2027 (the "Securities") using HUBCO Capital Trust I, a statutory business trust formed under the laws of the State of Delaware. The Securities pay interest semi-annually and interest on the Securities may, at the option of HUBCO, be deferred for up to 5 years. The interest on the Capital Securities may increase by 25 basis points if conditions related to the filing of a registration statement with respect to the securities are not met.

         The net proceeds of the offering are expected to be used for general corporate purposes, including acquisition opportunities which may arise from time to time. The Securities qualify as Tier 1 capital under the capital guidelines of the Federal Reserve.

         A press release announcing the placement of the Securities is being filed as an exhibit to this Form 8-K, together with certain operative documents executed in connection with the transaction.

         HUBCO is a bank holding company headquartered in New Jersey, whose principal operating subsidiaries are Hudson United Bank, which operates 58 branches in Northern New Jersey, and Lafayette American Bank and Trust Company, which operates 27 banking offices located mainly in Fairfield and New Haven Counties in Connecticut.


Item 7.   Exhibits

     3 (I)     Amended/Restated Certificate of Incorporation

     4 (a) Indenture dated January 31, 1997 between HUBCO, Inc. and the Bank of New York

     4 (b)     Certificate of Trust of HUBCO Capital Trust I

     4 (c)     Declaration of Trust of HUBCO Capital Trust I

     4 (d) Amended/Restated Declaration of Trust of HUBCO Capital Trust I, dated January 31, 1997

     10(a) Purchase Agreement dated January 31, 1997 between HUBCO, Inc. and the Initial Purchasers named therein

     10(b)     Registration Rights Agreement  dated   January 31, 1997   between
               HUBCO, Inc. and the Initial Purchasers named therein

     10(c)     Common Securities Guarantee

     10(d)     Capital Securities Guarantee

     99(a)     Press Release dated February 4, 1997


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HUBCO, INC.

Dated: February 11, 1997               By:/S/ D. LYNN VAN BORKULO-NUZZO
                                       --------------------------------
                                       D. Lynn Van Borkulo-Nuzzo,
                                       Executive Vice President


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                                INDEX TO EXHIBIT


Exhibit No.              Description
----------               -----------

     3 (I)     Amended/Restated Certificate of Incorporation

     4 (a) Indenture dated January 31, 1997 between HUBCO, Inc. and the Bank of New York

     4 (b)     Certificate of Trust of HUBCO Capital Trust I

     4 (c)     Declaration of Trust of HUBCO Capital Trust I

     4 (d) Amended/Restated Declaration of Trust of HUBCO Capital Trust I, dated January 31, 1997

     10(a) Purchase Agreement dated January 31, 1997 between HUBCO, Inc. and the Initial Purchasers named therein

     10(b)     Registration Rights Agreement  dated   January 31, 1997   between
               HUBCO, Inc. and the Initial Purchasers named therein

     10(c)     Common Securities Guarantee

     10(d)     Capital Securities Guarantee

     99(a)     Press Release dated February 4, 1997